UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Retractable Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

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RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 16, 2005

To the Stockholders of Retractable Technologies, Inc.:

NOTICE IS HEREBY GIVEN THAT the 2005 Annual Meeting of stockholders of Retractable Technologies, Inc., a Texas corporation (the “Company”), will be held at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068, on the 16th day of September, 2005, at 10:00 a.m., central standard time (the “Annual Meeting”) to elect four Class 1 Directors and to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company has fixed the close of business on July 15, 2005, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Stockholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of Common Stock represented by such proxies will be voted at the Annual Meeting in accordance with the directions given therein. If a stockholder does not specify a choice on such stockholder’s proxy for the proposal therein (or if the stockholder executes the proxy so as not to withhold authority to vote for all nominees), the proxy will be voted “FOR ALL NOMINEES” as specified in the Proxy Statement.

The list of stockholders of the Company may be examined at the offices of the Company and its registered agent beginning on September 6, 2005, and at the Annual Meeting. Further information regarding the Annual Meeting is set forth in the attached Proxy Statement.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTPAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

THOMAS J. SHAW
CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER

PROXY STATEMENT

The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Retractable Technologies, Inc., a Texas corporation (the “Company”) which has its principal executive offices (where the principal executive officers may be contacted) at 511 Lobo Lane, Little Elm, Texas 75068-0009, to be voted at the annual meeting of stockholders of the Company (the “Annual Meeting”), which will be held at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068, on the 16th day of September, 2005, at 10:00 a.m., central standard time, for the purpose of electing four Class 1 Directors and to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

You may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to the Secretary of the Company; (2) submitting a properly signed proxy with a later date; or (3) voting in person at the Annual Meeting. If you return your signed proxy to us before the Annual Meeting, we will vote your shares as you direct. If you do not specify on your proxy card how you want to vote your shares and/or if you do not withhold authority to vote for all nominees, we will vote them “FOR ALL NOMINEES.” If any other business is properly brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares. The Company will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by the Directors, Officers, and employees of the Company without additional compensation, by personal interview, telephone, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks, and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses. The Company’s Form 10-KSB annual report for the year ended December 31, 2004, was previously mailed to all shareholders. This form does not constitute a part of the proxy soliciting material.

This Proxy Statement and the enclosed form of proxy were mailed to stockholders on August 12, 2005.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

Holders of record of the Company’s Common Stock, no par value, at the close of business on July 15, 2005, the record date, are entitled to notice of and to vote on the election of four Class 1 Directors. Each share of Common Stock entitles the holder to one (1) vote per share on each matter to be voted on. On July 15, 2005, there were 23,342,198 shares of Common Stock issued and outstanding, which constituted the only outstanding voting Common Stock. The presence, in person or by proxy, of the holders of 50 percent of all the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting for voting by the Common Stockholders.

VOTING PROCEDURES

Election of Four Class 1 Directors

Assuming quorum is attained, a plurality of the shares of Common Stock is required for the election of each of the proposed Class 1 Directors. Accordingly, if a quorum is present, the four nominees for Class 1 Director positions who receive the greatest number of votes cast for election by the holders of record of Common Stock on July 15, 2005, shall be the duly elected Class 1 Directors upon completion of the vote tabulation at the Annual Meeting.

Abstentions and Broker Non-Votes

Abstentions will be considered present for purposes of calculating the vote but will not be considered to have been voted in favor of the matter voted upon, and broker non-votes will not be considered present for purposes of calculating the vote.

STOCKHOLDER LIST

A copy of the list of stockholders entitled to vote at the Annual Meeting will be available for inspection by qualified stockholders for proper purposes at the offices of the Company and its registered agent during normal business hours beginning on September 6, 2005, and at the Annual Meeting.

PROPOSAL

ELECTION OF FOUR CLASS 1 DIRECTORS

Pursuant to authority granted by the Second Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company, the Board of Directors has determined that the Board shall be comprised of nine (9) members. The nine (9) members are divided into two (2) classes consisting of four (4) Class 1 members and five (5) Class 2 members. Class 1 and 2 Directors serve for two (2) year terms. Four Class 1 Directors are to be elected at the Annual Meeting to hold office until the 2007 annual meeting of the shareholders when their respective successors are elected and qualified, or upon their earlier retirement, resignation, or removal.

The following table sets forth the information concerning the Board’s nominees for the Class 1 Director positions:

Nominees	Age	Current Position
Russell B. Kuhlman	51	Vice President, Sales and Class 1 Director
Jimmie Shiu	71	Class 1 Director*
Patti S. King	47	Class 1 Director*
Marco Laterza	57	Class 1 Director*

*	These Directors are independent Board members.

BACKGROUND OF CLASS 1 DIRECTOR NOMINEES

Russell B. Kuhlman joined us in February 1997 and is our Vice President, Sales and a Director. Mr. Kuhlman joined the Board of Directors in 2001. Mr. Kuhlman is responsible for management of the sales force and liaison with GPOs and product training for our sales organization, as well as distribution. Mr. Kuhlman’s efforts with us have resulted in bringing onboard Specialty Distributors, influencing legislation, and educating influential healthcare representatives about the benefits of the VanishPoint® product line. Mr. Kuhlman is respected throughout the industry and is a main contributor to the safety effort in this country. He has a sales background in the medical service industry that includes his most recent work for ICU Medical (formerly Bio-Plexus), a medical device manufacturing company, from 1994 to 1997, where he developed strategic marketing plans for new safety products. Prior to his work there, Mr. Kuhlman worked as Director of Sales and Marketing for Ryan Winfield Medical, Inc., a medical device manufacturing company, from 1989 to 1994, where he launched several new products, developed strategic sales territories, and was the trainer for Sales and Regional Managers. Mr. Kuhlman also worked for BD Vacutainer® Systems, a medical products company, in several territories from 1980 to 1989, where he was recognized as the National Sales Representative for the year 1987. Mr. Kuhlman holds a Bachelor of Science in Finance from the University of Tennessee.

Jimmie Shiu, M.D. joined us again as a Class 1 Director effective as of March 15, 2005. He previously served as a Director for the Company from 1996 to 2002 (both generally elected and elected by the Series A Convertible Preferred Stockholders pursuant to dividend default voting rights). Prior to retirement in 1998, Dr. Shiu was in private practice as a Board Certified Otolaryngologist at Presbyterian Hospital in Dallas for 31 years. Dr. Shiu completed his undergraduate work at Abilene Christian University and received his medical degree from the University of Texas Southwestern Medical Center at Dallas, Texas.

Patti S. King joined us as a Class 1 Director effective March 15, 2005. She has over 25 years of healthcare experience including patient care in respiratory therapy and cardiopulmonary technology, clinical data research, clinical software development, sales, sales management, and national account (group purchasing) business development. She currently serves as a consultant and expert witness in health care antitrust and patent infringement cases. She specializes in group purchasing organization contracting and business practices that result in market access issues affecting and impacting consumer choice, innovation, and competition in the domestic health care market. From 1998 to 2001, Ms. King served as the owner of The KLP Company where she was responsible for clinical outcome research and clinical contracting strategies. From 1998 to 2002, Ms. King was the owner of King Roswell where she addressed Hospital Group Purchasing and business development strategies. Since 2000 Ms. King has served as the owner of GPO Experts where she provides services as an expert witness in healthcare litigation. Finally, in 2003, Ms. King founded The Foundation for Healthcare Integrity to advocate the restoration of consumer choice, innovation, and competition in the domestic hospital market through the development of business practices solutions. Since 2003, Ms. King has served on the GPO Taskforce of the Medical Device Manufacturers Association. Since April 2004 she has served on the Advisory Board for The Center for Collaborative Health Care and Patient Advocacy.

Marco Laterza joined us as a Class 1 Director effective as of March 22, 2005. Since 1988, Mr. Laterza has owned and operated a public accounting practice. His practice includes corporate, partnership and individual taxation, compilation/review of financial statements, financial planning, business consulting and trusts and estates. From 2004 to the present Mr. Laterza has also served as the Chief Financial Officer for EZ Blue Software Corporation, a development stage software company. Formerly, Mr. Laterza was employed in a number of positions from 1977 to 1985 with El Paso Natural Gas Company eventually serving as its Director of Accounting. Mr. Laterza received his Bachelors of Business Administration in Accounting from Pace University in 1972. He is a Certified Public Accountant and has received a Certificate of Educational Achievement in Personal Financial Planning from the American Institute of CPAs.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL NOMINEES.”

In the event any of the nominees should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for the election, in his stead, of any other person the Board of Directors may recommend. The nominees are currently serving as Class 1 Directors of the Company, and, if they are re-elected, the nominees will continue to serve until their terms expire upon the election and qualification of their successors, or the earlier retirement, resignation, or their removal. The nominees have indicated their willingness to serve the full term, and Management of the Company knows of no reason why they would be unable to serve.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 15, 2005, for each person known by us to own beneficially 5 percent or more of the voting capital stock. Except pursuant to applicable community property laws, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock
	Thomas J. Shaw(2) 511 Lobo Lane, P.O. Box 9 Little Elm, TX 75068-0009	11,280,000	48.1%

	Lillian E. Salerno(3) 432 Edwards Lewisville, TX 75067	2,659,900	11.4%

Class B Stock
	Thomas J. Shaw	80,000	3.2%
	Lillian E. Salerno	12,500	less than 1%

(1)	The percentages of Common Stock are based on 23,434,698 shares of Common Stock equivalents consisting of 23,342,198 shares of Common Stock outstanding and 92,500 shares of Preferred Stock convertible by the above persons within 60 days of this Proxy Statement. The percentages of Class B Stock are based on 2,531,916 shares of Class B Stock outstanding.

(2)	80,000 of the shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days of the Proxy Statement.

(3)	12,500 of the shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days of the Proxy Statement.

There are no arrangements the operation of which would result in a change in control of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 15, 2005, for each Officer and Director of the Company. Except pursuant to applicable community property laws, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock
As a Group	Officers and Directors	12,466,000	50.7%

As Individuals	Thomas J. Shaw(2)	11,280,000	45.9%
	Marwan Saker(3)	461,000	1.9%
	Russell B. Kuhlman(4)	50,600	Less than 1%
	Clarence Zierhut(5)	66,000	Less than 1%
	Douglas W. Cowan(6)	50,000	Less than 1%
	Steven R. Wisner(7)	170,000	1%
	Jimmie Shiu(8)	320,000	1.3%
	Michele M. Larios(9)	60,400	Less than 1%
	Marco Laterza	8,000	Less than 1%

Class B Stock
As a Group	Officers and Directors	475,000	18.8%

As Individuals	Thomas J. Shaw	80,000	3.2%
	Marwan Saker	355,000	14.0%
	Jimmie Shiu	40,000	1.6%

(1)	The percentages of Common Stock are based on 24,577,698 shares of Common Stock equivalents consisting of 23,342,198 shares of Common Stock outstanding, 475,000 shares of Preferred Stock convertible by the above persons and options for the purchase of 760,500 shares of Common Stock obtainable by the above persons within 60 days of this Proxy Statement. The percentages of Class B stock are based on 2,531,916 shares of Class B Stock outstanding.

(2)	80,000 of the 11,280,000 shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days of the Proxy Statement.

(3)	355,000 shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days of this Proxy Statement. The shares are held as follows: Saker Investments holds 15,500 shares of Series IV Stock and 25,000 shares of Series V Stock, Sovana Cayman Islands, Inc. holds 300,000 shares of Series IV Stock, and My Investments holds 14,500 shares of Series IV Stock. Mr. Saker is an Officer or Director and shareholder for each of these companies. The remaining 106,000 shares identified as Common Stock are shares obtainable through the exercise of options held by Mr. Saker within 60 days of the Proxy Statement.

(4)	These shares identified as Common Stock are shares acquirable by the exercise of stock options within 60 days of the Proxy Statement.

(5)	These shares identified as Common Stock are shares acquirable by the exercise of stock options within 60 days of the Proxy Statement.

(6)	These shares identified as Common Stock are shares acquirable by the exercise of stock options within 60 days of the Proxy Statement.

(7)	167,500 of these shares identified as Common Stock are shares acquirable by the exercise of stock options within 60 days of the Proxy Statement.

(8)	270,000 shares identified as Common Stock are shares acquirable through the exercise of options within 60 days of the Proxy Statement and 40,000 shares are acquirable through conversion of Preferred Stock within 60 days of the Proxy Statement.

(9)	50,400 of the shares identified as Common Stock are shares acquirable by the exercise of stock options within 60 days of the Proxy Statement.

DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES

The following table sets forth information concerning our Directors, executive officers, and certain of our significant employees as of the date of this Proxy Statement. Our Board of Directors consists of a total of nine (9) members, four (4) members of which are Class 1 Directors and five (5) of which are Class 2 Directors which serve for two-year terms.

Name	Age	Position	Term as Director Expires
EXECUTIVES
Thomas J. Shaw	54	Chairman, President, Chief Executive Officer, and Class 2 Director	2006
Steven R. Wisner	48	Executive Vice President, Engineering & Production and Class 2 Director	2006
Lawrence G. Salerno	45	Director of Operations	N/A
Russell B. Kuhlman	51	Vice President, Sales, and Class 1 Director	2005
Kathryn M. Duesman	42	Executive Director, Global Health	N/A
Douglas W. Cowan	62	Vice President, Chief Financial Officer, Treasurer, and Class 2 Director	2006
Michele M. Larios	39	Vice President, General Counsel, and Secretary	N/A

INDEPENDENT DIRECTORS
Clarence Zierhut	77	Class 2 Director	2006
Marwan Saker	50	Class 2 Director	2006
Jimmie Shiu	71	Class 1 Director	2005
Patti S. King	47	Class 1 Director	2005
Marco Laterza	57	Class 1 Director	2005

SIGNIFICANT EMPLOYEES
Phillip L. Zweig	58	Communications Director	N/A
Judy Ni Zhu	47	Research and Development Manager	N/A
James A. Hoover	57	Director of Quality Assurance	N/A
Weldon G. Evans	64	Manager of Manufacturing Engineering	N/A
John W. Fort III	36	Director of Accounting	N/A
R. John Maday	45	Production Manager	N/A

Executives

Thomas J. Shaw, the Founder of the Company, has served as Chairman of the Board, President, Chief Executive Officer, and Director since the Company’s inception. In addition to his duties overseeing the management of the Company, he continues to lead our design team in product development of other medical safety devices that utilize his unique patented friction ring technology. Mr. Shaw has over 25 years of experience in industrial product design and has developed several solutions to complicated mechanical engineering challenges. He has been granted multiple patents and has additional patents pending. Mr. Shaw received a Bachelor of Science in Civil Engineering from the University of Arizona and a Master of Science in Accounting from the University of North Texas.

Steven R. Wisner joined us in October 1999 as Executive Vice President, Engineering and Production and Director. Mr. Wisner’s responsibilities include the management of engineering, production, quality assurance, Chinese operations, and international sales. Mr. Wisner has over 27 years of experience in product design, development and manufacturing. Mr. Wisner holds a Bachelor of Science in Computer Engineering from Iowa State University.

Lawrence G. Salerno has been employed with us since 1995 and has served as Director of Operations for us since 1998. He is responsible for the manufacture of all VanishPoint® products, as well as all product development and process development projects. In addition, he supervised all aspects of the construction of our facilities in Little Elm, Texas. Mr. Salerno is the brother of Lillian E. Salerno, a shareholder holding more than 10 percent of the Common Stock.

Russell B. Kuhlman joined us in February 1997 and is our Vice President, Sales and a Director. Mr. Kuhlman joined the Board of Directors in 2001. Mr. Kuhlman is responsible for management of the sales force and liaison with GPOs and product training for our sales organization, as well as distribution. Mr. Kuhlman’s efforts with us have resulted in bringing onboard Specialty Distributors, influencing legislation, and educating influential healthcare representatives about the benefits of the VanishPoint® product line. Mr. Kuhlman is respected throughout the industry and is a main contributor to the safety effort in this country. He has a sales background in the medical service industry that includes his most recent work for ICU Medical (formerly Bio-Plexus), a medical device manufacturing company, from 1994 to 1997, where he developed strategic marketing plans for new safety products. Prior to his work there, Mr. Kuhlman worked as Director of Sales and Marketing for Ryan Winfield Medical, Inc., a medical device manufacturing company, from 1989 to 1994, where he launched several new products, developed strategic sales territories, and was the trainer for Sales and Regional Managers. Mr. Kuhlman also worked for BD Vacutainer® Systems, a medical products company, in several territories from 1980 to 1989, where he was recognized as the National Sales Representative for the year 1987. Mr. Kuhlman holds a Bachelor of Science in Finance from the University of Tennessee.

Kathryn M. Duesman, RN, joined us in 1996 and currently serves as the Executive Director, Global Health. She provides clinical expertise on existing VanishPoint® products as well as those in development. She has been instrumental in developing training and marketing materials and has spoken and been published on needle safety issues. Ms. Duesman has provided needle safety training to healthcare organizations, schools of nursing and government agencies. In 1996, Ms. Duesman served as a Registered Nurse (“RN”) at Denton Community Hospital. From 1995 to part of 1996, Ms. Duesman served as a RN at Pilot Point Home Health, an agency for home healthcare. From 1992 to 1995, Ms. Duesman served as a RN for Denton Community Hospital. Ms. Duesman is a 1985 graduate of Texas Woman’s University with a Bachelor of Science in Nursing. Ms. Duesman’s clinical background as a registered nurse includes diagnostic, acute, and home healthcare nursing.

Douglas W. Cowan is a Vice President and our Chief Financial Officer, Treasurer, and a Director. Mr. Cowan joined the Company as Chief Financial Officer and was elected to the Board of Directors in 1999. He is responsible for the financial, accounting, risk management and forecasting functions of the Company. Mr. Cowan has a Bachelor of Business Administration from Texas Technological College. He is a CPA licensed in Texas.

Michele M. Larios joined us in February 1998 and currently serves as a Vice President, General Counsel and Secretary of the Company. Ms. Larios is responsible for the legal and legislative, quality assurance, human resource and regulatory functions of the Company. In addition to working on legal matters and with outside counsel, Ms. Larios works with legislators on pertinent issues and relevant legislation. Ms. Larios received a Bachelor of Arts in Political Science from Saint Mary’s College in Moraga, California, and a Juris Doctorate from Pepperdine University School of Law in Malibu, California.

Independent Directors

Clarence Zierhut has served on our Board of Directors since April 1996. Since 1955, Mr. Zierhut has operated an industrial design firm, Zierhut Design, now Origin Design, that develops new products from concept through final prototypes. During his professional career, Mr. Zierhut has created over 3,000 product designs for more than 350 companies worldwide, in virtually every field of manufacturing, and has won many international awards for design excellence. His clients have included Johnson & Johnson, Abbott Laboratories, Gould, and McDonnell Douglas. He received a Bachelor of Arts from Art Center College of Design in Los Angeles, California.

Marwan Saker first joined our Board of Directors in June 2000. Since 1983, Mr. Saker has served as Chief Executive Officer of Sovana, Inc., an export management company that supplies agricultural equipment and supplies to overseas markets. Since 2000, he has served as Director of Consolidated Food Concepts Inc. From 1991 to 2001, Mr. Saker served as a Director of Meridian Marketing & Logistics Inc., an international transportation and home furnishing distribution company. Since 1986, he has served as President of International Exports & Consulting Inc., an export management, consulting and distribution company. Since 2000, he has served as Vice President of Hanneke Corp., an overseas sourcing company. From 1998 to 2001, he served as a Member of My Investments, LLC, an equity investment company. Since 1999, he has served as President of Saker Investments Inc., a company that manages an investment portfolio. Since 1998, he has served as a General Partner of Maya Investments, Ltd., an investment management limited partnership. He also serves as a Member of MMDA, LLC, a real estate development company. Mr. Saker has acted as a representative for United States companies seeking distribution, licensing, and franchising in the Middle East, Europe, and North Africa. Mr. Saker was instrumental in developing successful partnerships in more than 15 countries. He offices in Dallas, Texas.

Jimmie Shiu, M.D. joined us again as a Class 1 Director effective as of March 15, 2005. He previously served as a Director for the Company from 1996 to 2002 (both generally elected and elected by the Series A Convertible Preferred Stockholders pursuant to dividend default voting rights). Prior to retirement in 1998, Dr. Shiu was in private practice as a Board Certified Otolaryngologist at Presbyterian Hospital in Dallas for 31 years. Dr. Shiu completed his undergraduate work at Abilene Christian University and received his medical degree from the University of Texas Southwestern Medical Center at Dallas, Texas.

Patti S. King joined us as a Director effective March 15, 2005. She has over 25 years of healthcare experience including patient care in respiratory therapy and cardiopulmonary technology, clinical data research, clinical software development, sales, sales management, and national account (group purchasing) business development. She currently serves as a consultant and expert witness in health care antitrust and patent infringement cases. She specializes in group purchasing organization contracting and business practices that result in market access issues affecting and impacting consumer choice, innovation, and competition in the domestic health care market. From 1998 to 2001, Ms. King served as the owner of The KLP Company where she was responsible for clinical outcome research and clinical contracting strategies. From 1998 to 2002, Ms. King was the owner of King Roswell where she addressed Hospital Group Purchasing and business development strategies. Since 2000 Ms. King has served as the owner of GPO Experts where she provides services as an expert witness in healthcare litigation. Finally, in 2003, Ms. King founded The Foundation for Healthcare Integrity to advocate the restoration of consumer choice, innovation, and competition in the domestic hospital market through the development of business practices solutions. Since 2003, Ms. King has served on the GPO Taskforce of the Medical Device Manufacturers Association. Since April 2004 she has served on the Advisory Board for The Center for Collaborative Health Care and Patient Advocacy.

Marco Laterza joined us as a Director effective as of March 22, 2005. Since 1988, Mr. Laterza has owned and operated a public accounting practice. His practice includes corporate, partnership and individual taxation, compilation/review of financial statements, financial planning, business consulting and trusts and estates. From 2004 to the present Mr. Laterza has also served as the Chief Financial Officer for EZ Blue Software Corporation, a development stage software company. Formerly, Mr. Laterza was employed in a number of positions from 1977 to 1985 with El Paso Natural Gas Company eventually serving as its Director of Accounting. Mr. Laterza received his Bachelors of Business Administration in Accounting from Pace University in 1972. He is a Certified Public Accountant and has received a Certificate of Educational Achievement in Personal Financial Planning from the American Institute of CPAs.

Significant Employees

Phillip L. Zweig joined us in December 1999 as Communications Director. Mr. Zweig is a prize winning financial journalist who has worked as a staff reporter at The American Banker, The Wall Street Journal, Bloomberg Business News, and other media organizations. From 1993 to 1998, he served as Corporate Finance

Editor at Business Week where he wrote a major article on the Company. Before joining us, he worked as a freelance financial writer and editorial consultant. His clients included Andersen Consulting and Boston Consulting Group. Mr. Zweig received a Bachelor of Arts in Behavioral Psychology from Hamilton College and a Master of Business Administration from the Baruch College Graduate School of Business.

Judy Ni Zhu joined us in 1995 and is our Research and Development Manager. Her primary focus is on new product development and improvement of current products. Prior to joining us, Ms. Zhu worked with Checkmate Engineering, a sole proprietorship of Mr. Shaw’s, as a design engineer on the original 3cc syringe and other SBIR grant projects. Ms. Zhu received her Bachelor of Science from Northwest Polytechnic University in Xian, China, and her Master of Engineering from University of Texas at Arlington. Ms. Zhu has assisted in design modifications for the 3cc syringe, which have maximized both product reliability and production efficiency. She also designed and developed a manual needle assembly machine and an automatic lubricating and capping system for the 3cc syringe and developed and assisted in the design of automated blood collection tube holder assembly equipment. Ms. Zhu has collaborated with Ms. Duesman and Mr. Shaw in the filing of several patent applications.

James A. Hoover joined us in February 1996 and is our Director of Quality Assurance. Prior to his becoming Director of Quality Assurance he was Production Manager. He is responsible for quality assurance functions of the Company. Mr. Hoover has also developed and implemented FDA required procedures and has been involved in the FDA inspection process. Mr. Hoover joined us after working for Sherwood for 26 years. During his tenure with Sherwood, a medical device manufacturing company, he gained hands-on experience in all aspects of the medical device manufacturing process. Mr. Hoover began his career with Sherwood as a materials handler and worked his way up through a series of positions with added responsibilities to his final position there as Production Manager of Off-Line Molding, Operating Room/Critical Care. In this capacity, he managed several departments, ran several product lines, and hired and supervised over 200 employees. While at Sherwood, he also gained experience with one of the country’s first safety syringes, the Monoject®.

Weldon G. Evans joined us in October 2000 as Manager of Manufacturing Engineering. His responsibilities include the support of new product development and current production, as well as the creation of new and improved manufacturing processes. Prior to joining us, he served as a senior project engineer with BD, a medical technology company, from 1973 to 2000. He received a Bachelor of Science degree in Mechanical Engineering and a Master of Science degree in Engineering Administration from Southern Methodist University. Mr. Evans is a member of Pi Tau Sigma National Honorary Mechanical Engineering Society and the American Society of Mechanical Engineering.

John W. Fort III is our Director of Accounting. Mr. Fort joined us in March of 2000 as a Financial Analyst and has served as our Director of Accounting since October of 2002. His primary responsibilities include managing the day-to-day operations of the Accounting and Finance Department, coordination of the annual audits, and interim reviews by our independent accountants, as well as the cost accounting and forecasting functions of the Company. Prior to joining us, he served as the Manager of Financial Planning for the product- marketing department of Excel Communications. Mr. Fort also served as the Manager of Budgeting and Projections for Snelling and Snelling, Inc., an international personnel services firm. Mr. Fort holds a Bachelor of Business Administration in Accounting from Tarleton State University.

R. John Maday joined us in July 1999 and is our Production Manager. He is responsible for supervision of the production of our products. Prior to becoming Production Manager on January 1, 2005, he served as our Production General Supervisor. Mr. Maday has 21 years of manufacturing experience in both class 2 and 3 medical devices. He spent three years with Mentor Corp. supervising two production departments and 13 years with Sherwood Medical in which he gained hands-on experience in all aspects of medical device manufacturing, including managing the Kit and Packaging department with over 225 employees. Mr. Maday’s formal training includes FDA, ISO, and Total Quality Management Systems.

Family Relationships

There are no family relationships among the above persons except as set forth above.

Involvement in Certain Legal Proceedings

None of the above persons or any business in which such person was an executive officer have been involved in a bankruptcy petition, been subject to a criminal proceeding (excluding traffic violations and other minor offenses), been subject to any order enjoining or suspending their involvement in any type of business, or been found by a court or administrative body to have violated a securities law.

Directorships in Other Public Companies

No Directors hold Directorships in public companies other than as set forth above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires our Directors, executive officers, and persons who own more than 10 percent of a registered class of our equity securities to file with the SEC initial reports of beneficial ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) of our Common Stock and our other equity securities. Officers, Directors, and greater than 10 percent shareholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, all Directors, Officers, and holders of more than 10 percent of our equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) filed reports required by Section 16(a) of the Exchange Act as of December 31, 2004, with the exception of three officers who neglected to file three Form 4 (change in ownership reports) for previous grants of options in 2000, 2002, and 2003 as set forth in more detail in our annual report.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We believe that all of the transactions set forth below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Thomas J. Shaw, our President and Chief Executive Officer, who beneficially owned approximately 48% of the outstanding Common Stock (or 45.9% of the Common Stock equivalents as set forth on page 4) as of July 15, 2005, was paid a licensing fee of $500,000 (amortized over 17 years) by us for the exclusive worldwide licensing rights to manufacture, market, sell, and distribute retractable medical safety products. In addition, Mr. Shaw receives a 5 percent royalty on gross sales of all licensed products sold to customers over the life of the technology licensing agreement. Mr. Shaw was paid a royalty of $2,498,812 for 2004. Mr. Shaw, in 2004, also received a total of $3,773,446 from the proceeds of the settlements relating to an antitrust lawsuit styled Retractable Technologies, Inc. v. Becton Dickinson & Co., Tyco International (U.S.), Inc., Tyco Healthcare Group, L.P., Novation, L.L.C., VHA, Inc., Premier, Inc., and Premier Purchasing Partners, L.P. pursuant to the terms of the Covenant Not to Sue.

Lillian E. Salerno, a shareholder holding approximately 11.3% of the Common Stock (or 11.4% of the Common Stock equivalents as set forth on page 4) as of July 15, 2005, d/b/a Mill Street Enterprises (“Mill Street”), a sole proprietorship, leases offices at 618, 620, 622, and 628 S. Mill Street, in Lewisville, Texas, to us. This lease is for a five-year period beginning in July 2002 at a monthly rate of $2,900. Lease payments of $37,700 were paid in 2004.

The Company had a consulting agreement (to establish contacts with major European entities to develop marketing and distribution channels as well as licensing agreements) with MediTrade International Corporation, a company controlled by Lillian E. Salerno. The contract was terminated on February 28, 2005. MediTrade was paid $16,667 per month and reimbursed for business expenses incurred on behalf of the Company, not to exceed $5,000 per month without prior approval for the term of the contract. During the year ended December 31, 2004, the Company paid $304,282 under this agreement.

CORPORATE GOVERNANCE

The Board of Directors has the responsibility for establishing corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. Currently, a majority (five of nine) of the Directors serving on our Board of Directors are independent Directors as defined in Section 121(A) of the listing standards of The American Stock Exchange (the “AMEX”). The Company’s current independent Directors are Clarence Zierhut, Marwan Saker, Patti King, Jimmie Shiu, and Marco Laterza.

The Board of Directors meets quarterly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the Board of Directors met 12 times. None of the Directors attended fewer than 75 percent of the aggregate meetings of the Board of Directors or Committees served thereon in 2004. The Board of Directors has established standing Audit, Compensation and Benefits, Nominating and Executive Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. A description of the committees and their functions, their current members, and the number of meetings held by them during the last fiscal year are described below.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee represents and assists the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices and legal compliance of the Company. The Audit Committee has general responsibility for oversight of the accounting and financial processes of the Company, including oversight of: (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the Company’s compliance with legal and regulatory requirements, and (3) the qualification and independence of the Company’s independent accountants and the performance of the audit of the Company’s financial statements by the independent accountants. The Audit Committee also provides an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors. The Audit Committee met a total of six times in 2004. Our amended, written Audit Committee Charter adopted by the Board of Directors on May 11, 2004, was attached as an Appendix to our 2004 Proxy Statement and is available on our website, www.vanishpoint.com. The members of the Audit Committee are independent as defined by Section 121(A) of the listing standards of the AMEX. The Audit Committee consists of Messrs. Clarence Zierhut, Marwan Saker, and Marco Laterza.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with Management. The Audit Committee has discussed with CF & Co., L.L.P. (“CF & Co.”) the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountants the independent accountants’ independence. Based on the reviews and discussions with our independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Form 10-KSB annual report for the year ended December 31, 2004, for filing with the SEC.

The Audit Committee currently consists of Messrs. Clarence Zierhut, Marco Laterza, and Marwan Saker.

Audit Committee

/s/ CLARENCE ZIERHUT
CLARENCE ZIERHUT
MEMBER

/s/ MARCO LATERZA
MARCO LATERZA
MEMBER

/s/ MARWAN SAKER
MARWAN SAKER
MEMBER

Compensation and Benefits Committee

The Compensation and Benefits Committee discharges the Board of Directors’ responsibilities relating to the compensation of our executives and Directors, prepares reports on compensation, as requested, and administers our equity and other incentive compensation plans. The Compensation and Benefits Committee met one time during 2004. The Compensation and Benefits Committee currently consists of Ms. Patti King and Messrs. Clarence Zierhut and Marco Laterza. The committee charter is available on our website, www.vanishpoint.com. All members of our Compensation and Benefits Committee are independent as defined by the AMEX listing standards.

Nominating Committee

The Nominating Committee assists the Board of Directors by identifying qualified candidates for Director positions, recommending Director nominees for the annual meetings, recommending candidates for election by the Board of Directors to fill vacancies on the Board and recommending Director nominees for committee vacancies. The Nominating Committee met one time in 2004. The Nominating Committee consists of Ms. Patti King, Mr. Marwan Saker, and Dr. Jimmie Shiu. The charter of the Nominating Committee is available at our website, www.vanishpoint.com. All members of our Nominating Committee are independent as defined by the AMEX’s listing standards.

Nominating Committee Policies

As set forth in Section (C)(5) of the Company’s Nominating Committee Charter, it is the policy of the Nominating Committee to consider all bona fide candidates recommended by shareholders for nomination for election to the Board. The committee considers such candidates using the same screening criteria as are applied to all other potential nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner.

Shareholder nominees properly submitted by any shareholder will be considered for recommendation by the Nominating Committee to the Board of Directors and for recommendation by the Board to the shareholders in our Proxy Statement. The procedure to be followed by shareholders in submitting such recommendations for the next annual meeting is set forth in detail herein in the Section entitled “DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD IN 2006.”

We establish, through our Nominating Committee, selection criterion that identifies desirable skills and experience for prospective Board members, including those properly nominated by shareholders, and addresses the issues of diversity and background. The Board, with the assistance of the Nominating Committee, selects potential new Board members using the criteria and priorities established from time to time based upon the needs of the Company. The composition, skills, and needs of the Board change over time and will be considered in establishing the desirable profile of candidates for any specific opening on the Board of Directors.

Pursuant to Section (C) of the Nominating Committee Charter, at a minimum, recommended nominees by the Nominating Committee for service on the Board must be well regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with the Company’s business, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public company board of directors. The Nominating Committee will also consider such qualities as independence from the Company. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

The Nominating Committee considers nominees recommended by Board members, Management, and the shareholders. It is further empowered, when necessary in its judgment, to retain and compensate third party search firms to assist in identifying or evaluating potential nominees.

The Class 1 Director nominees were nominated by the Chief Executive Officer and unanimously approved by the Nominating Committee and Board of Directors.

Communications with the Board of Directors

The Board of Directors has established a Disclosure Representative Policy and a standing Disclosure Representative position. It is the policy of the Company that the Disclosure Representative serve as the primary contact for shareholders and others desiring to communicate directly with the Board of Directors or any specified, individual Director(s). It is the policy of the Company that all communications addressed to the Board of Directors or the Disclosure Representative are sent to all Board members. It is further the policy of the Company that the Disclosure Representative shall serve the Board of Directors by addressing issues affecting securities law disclosures brought to the Board’s attention and making recommendations to the Board regarding such issues, if any. The current Disclosure Representative is Ms. Patti King. Communications intended for the Board of Directors should be in writing, addressed to the attention of the “Disclosure Representative,” and sent to 511 Lobo Lane, Little Elm, Texas 75068-0009.

Policy Regarding Attendance at Annual Meetings

We have an oral policy encouraging Board members’ attendance at annual meetings. Five members of the then six member Board attended the 2004 annual meeting.

Executive Committee

The Executive Committee possesses and may exercise all the powers and authority of the Board of Directors in the control and management of the business and affairs of the Company during intervals between regular meetings of the Board of Directors. These powers are limited as follows: the committee cannot fill any of its vacancies and the committee does not have the power to declare dividends, amend Bylaws, elect or remove any Officer or Director, submit to shareholders actions that require approval of shareholders, amend any resolution of the Board of Directors, act on matters assigned to other committees, create or fill any vacancies on the Board of Directors, authorize distributions, or issue shares. The Executive Committee has never met. The Executive Committee consists of Messrs. Thomas J. Shaw and Steven R. Wisner.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the total annual compensation paid or accrued by us to or for the account of the Chief Executive Officer and the four highest paid additional executive officers whose total cash compensation exceeded $100,000 for any of the past three fiscal years:

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
					Awards		Payout(s)
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compen- sation($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($)
Thomas J. Shaw, President and CEO	2002 2003 2004	250,016 250,016 259,632

Steven R. Wisner, Executive Vice President, Engineering and Production	2002 2003 2004	150,010 191,544 249,231	0 40,200			20,000 12,500 3,900

Douglas W. Cowan, Vice President, Chief Financial Officer, and Treasurer	2002 2003 2004	142,501 187,501 249,231	0 37,400			25,000 125,000 4,000

Michele M. Larios, Vice President, General Counsel, and Secretary	2002 2003 2004	122,437 183,462 249,231	28,500 62,100			25,000 124,600 4,100

Russell B. Kuhlman, Vice President, Sales	2002 2003 2004	105,019 105,020 125,691	1,000 24,700			20,000 79,400 1,900

The following sets forth the total individual grants of stock options made by us to persons listed in the above Summary Compensation Table during the last completed fiscal year:

Option/SAR Grants in Last Fiscal Year*

Individual Grants

Name (a)	Number of Securities Underlying Options/SARs Granted (#) (b)	Percent of Total Options/SARs Granted to Employees in Fiscal Year (c)	Exercise or Base Price ($/Sh) (d)	Expiration Date (e)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 5% ($) $ (f)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 10% ($) $ (g)	Alternative to (f) and (g): Grant Date Present Value** $ (h)
Thomas J. Shaw	0	N/A	N/A	N/A			N/A
Steven R. Wisner	3,900	3.7%	$8.87	5/11/14			$9,097.53
Douglas W. Cowan	4,000	3.7%	$8.87	5/11/14			$9,330.80
Michele M. Larios	4,100	3.8%	$8.87	5/11/14			$9,564.07
Russell B Kuhlman	1,900	1.8%	$8.87	5/11/14			$4,432.13

*	The options were issued under the 1999 Stock Option Plan as amended which is incorporated herein by reference to Exhibit No. 3.12 of the Company’s Registration Statement on Form 10-SB filed on June 23, 2000, and Exhibit No. 10.13 of the Company’s Form 10-KSB filed on March 31, 2003. These options are exercisable three years after the date of grant.

**	The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: no dividend yield, expected volatility of 37%, risk free interest rate of 4.89% and expected life of 9.0 years. The value of the underlying stock was adjusted 42% for non-transferability.

The following sets forth information regarding year-end value of the unexercised options held by the above executives. There were no exercises of options during 2004.

Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised in-the-Money Options/SARs at FY-End ($) Exercisable/Unexercisable
Thomas J. Shaw	0	0	0	0
Steven R. Wisner	0	0	167,500/36,400	$7,000/0
Douglas W. Cowan	0	0	50,000/154,000	0
Michele M. Larios	0	0	50,400/153,700	0
Russell B. Kuhlman	0	0	50,600/101,300	0

Compensation of Directors

In 2004 we paid each non-employee Director a fee of $250 per meeting. In 2005, we increased the fee to $500 for each Board meeting attended. In the past, the Company has granted to each Director (except Mr. Shaw) stock options for Common Stock. We do not pay any additional amounts for committee participation or special assignment.

Employment Agreement

There are no other employment agreements in place involving other Officers or Directors, except as set forth below:

Thomas J. Shaw

We have a written employment agreement with Thomas J. Shaw, our President and Chief Executive Officer, for an initial period of three years which ended September 2002 that automatically and continuously renews for consecutive two-year periods. The agreement is terminable either by us or Thomas J. Shaw upon 30 days’ written notice. The agreement provides for an annual salary of at least $150,000 with an annual salary increase equal to no less than the percentage increase in the Consumer Price Index during the previous calendar year. The agreement requires that Thomas J. Shaw’s salary shall be reviewed by the Board of Directors each January, which shall make such increases as it considers appropriate. Thomas J. Shaw is also entitled to participate in all executive bonuses as the Board of Directors, in its sole discretion, shall determine.

Under the employment agreement, we will also provide certain fringe benefits, including, but not limited to, participation in pension plans, profit-sharing plans, employee stock ownership plans, stock appreciation rights, hospitalization and health insurance, disability and life insurance, paid vacation, and sick leave. We also reimburse him for any reasonable and necessary business expenses, including travel and entertainment expenses, necessary to carry on his duties. Pursuant to the employment agreement, we have agreed to indemnify him for all legal expenses and liabilities incurred with any proceeding involving him by reason of his being an officer or agent. We have further agreed to pay reasonable attorney fees and expenses in the event that, in his sole judgment, he needs to retain counsel or otherwise expend his personal funds for his defense.

Mr. Shaw has agreed to a one-year non-compete, not to hire or attempt to hire employees for one year, and to not make known our customers or accounts or to call on or solicit our accounts or customers in the event of termination of his employment for one year unless the termination is without cause or pursuant to a change of control of the Company. Furthermore, Mr. Shaw has the right to resign in the event that there is a change in control which is defined as a change in the majority of directors within any 12 month period without two-thirds approval of the shares outstanding and entitled to vote, or a merger where less than 50 percent of the outstanding stock survives and a majority of the Board of Directors remains, or the sale of substantially all of our assets, or any other person acquires more than 50 percent of the voting capital. Mr. Shaw retained the right to participate in other businesses as long as they do not compete with us and so long as he devotes the necessary working time to the Company.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation and Benefits Committee are independent and none of the Company’s executive officers served on the Compensation Committee of a Board of other entities that have an executive officer that serves on our Compensation and Benefits Committee.

REPORT OF COMPENSATION AND BENEFITS COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation and Benefits Committee of the Board of Directors is responsible for establishing and administering the compensation program and policies for the Company’s executive officers. The Compensation and Benefits Committee approves all compensation paid to the Company’s executive officers, and also oversees the administration by the Board of Directors of the Company’s stock option plans under which stock option grants may be made to executive officers.

The Compensation and Benefits Committee consists of three members of the Board of Directors. Each member of the Compensation and Benefits Committee is independent under the current listing standards of the AMEX. The Compensation and Benefits Committee operates under a formal written charter, which was amended and restated by the Board of Directors on May 11, 2004.

Executive Compensation Policy

The Company’s executive compensation policy is based on the belief that competitive compensation is essential to attract, retain, motivate, and reward highly qualified and industrious executives. The Company’s executive compensation program is intended to accomplish the following purposes:

•	attract and retain highly talented and productive executive officers;

•	provide incentives and rewards for superior performance by the Company’s executive officers; and

•	align the interests of executive officers with the interests of the Company’s stockholders.

To achieve these objectives, the Compensation and Benefits Committee has designed an executive compensation program that consists of four basic components:

•	base salary;

•	periodic short-term incentive compensation in the form of cash bonuses;

•	periodic long-term incentive compensation in the form of stock options; and

•	general benefit programs.

Components of Executive Compensation

The Compensation and Benefits Committee reviews the Company’s executive compensation program through the application of the subjective business judgment of each of its members. The Compensation and Benefits Committee does not use a quantitative method or mathematical formula to set the elements of compensation for the executive officers. The Compensation and Benefits Committee uses discretion and considers all elements of an executive’s compensation package when setting each portion of compensation. The principal factors that the Compensation and Benefits Committee considered with respect to each executive officer’s compensation package for 2004 are summarized below. The Compensation and Benefits Committee may, however, in its discretion apply entirely different factors with respect to compensation for future years.

Base Salary

The base salary for each of the Company’s executive officers is subjectively determined primarily on the basis of the following factors: experience, individual performance, contribution to the Company’s performance, level of responsibility, duties and functions, salary levels in effect for comparable positions within and without the Company’s industry, and internal base salary comparability considerations. These base salaries are reviewed periodically and may be adjusted in the discretion of the Compensation and Benefits Committee, based upon the factors discussed in the previous sentence, as well as upon individual performance during the previous fiscal year, changes in the duties, responsibilities and functions of the executive officer, general changes in the compensation peer group in which the Company competes for executive talent, and the Company’s financial performance generally. The relative weight given to each of these factors differs from individual to individual, as the Compensation and Benefits Committee deems appropriate.

Periodic Cash Bonuses

For 2004, the Company did not grant bonuses to its executive officers. These bonuses, when paid, are paid on a discretionary basis, as determined by the Compensation and Benefits Committee. Factors considered by the Compensation and Benefits Committee in determining discretionary cash bonuses are personal performance, Company performance, level of responsibility, and the Company’s achievement of performance goals, as well as many of the same factors considered by the Compensation and Benefits Committee and discussed above when it reviews and sets base salaries, except with a greater focus on the prior fiscal year.

Long-Term Incentive Compensation

Long-term incentives are provided through grants of stock options primarily under the Company’s 1999 Stock Option Plan. The grants are designed to align the interests of executive officers with those of stockholders and to provide each executive with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company.

Each stock option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (typically, and never less than, the closing stock price of the Common Stock on the date of grant) for a fixed period (usually ten years). Each option generally becomes exercisable after three years, contingent upon the executive officer’s continued employment with the Company. Accordingly, the stock option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying Common Stock appreciates.

The number of shares subject to each stock option grant is subjectively determined by the Compensation and Benefits Committee or the Board of Directors primarily related to the executive officer’s anticipated contributions to the Company’s future success, the size of comparable awards made to individuals in similar positions within the industry, the individual’s potential for increased responsibility and promotion over the option term and the individual’s personal performance in recent periods. The Compensation and Benefits Committee also considers the number of unvested stock options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation and Benefits Committee does not adhere to any specific guidelines as to the relative stock option holdings of the Company’s executive officers. The Company granted options to purchase a total of 12,000 shares of Common Stock to four executive officers during 2004.

General Benefits

Executive officers are eligible to participate in medical, life, and benefit programs generally available to all employees on the same terms as those offered to non-executive employees.

Compensation of the Chief Executive Officer

The Company has a written employment agreement with Thomas J. Shaw, our President and Chief Executive Officer, for an initial period of three years which ended September 2002 that automatically and continuously renews for consecutive two-year periods. The agreement is terminable either by us or Mr. Shaw upon 30 days’ written notice. The agreement provides for an annual salary of at least $150,000 with an annual salary increase equal to no less than the percentage increase in the Consumer Price Index during the previous calendar year. The agreement requires that Mr. Shaw’s salary shall be reviewed by the Board of Directors each January, which shall make such increases as it considers appropriate. However, this contract has not been reviewed. Mr. Shaw is also entitled to participate in all executive bonuses as the Board of Directors, in its sole discretion, shall determine. However, no bonuses (or options) have been granted to Mr. Shaw. Nonetheless, as the owner of close to 50 percent of the Common Stock, Mr. Shaw is incented to maximize the Company’s performance.

Under the employment agreement, the Company is obligated to provide certain fringe benefits, including, but not limited to, participation in pension plans, profit-sharing plans, employee stock ownership plans, stock appreciation rights, hospitalization and health insurance, disability and life insurance, paid vacation, and sick leave. The Company also reimburses him for any reasonable and necessary business expenses, including travel and entertainment expenses, necessary to carry on his duties. Pursuant to the employment agreement, the Company has agreed to indemnify Mr. Shaw for all legal expenses and liabilities incurred with any proceeding involving him by reason of his being an officer or agent. The Company has further agreed to pay reasonable attorney fees and expenses in the event that, in his sole judgment, he needs to retain counsel or otherwise expend his personal funds for his defense.

Compensation and Benefits Committee

/s/ CLARENCE ZIERHUT
CLARENCE ZIERHUT
MEMBER

/s/ MARCO LATERZA
MARCO LATERZA
MEMBER

/s/ PATTI KING
PATTI KING
MEMBER

Stock Performance Graph

The following graph compares the cumulative total return for our Common Stock from December 31, 2001, (the year in which the Company became a public company) to December 31, 2004, to the total returns for the Russell Microcap and Becton Dickinson (“BD”), a peer issuer. The graph assumes an investment of $100 in Common Stock and in the Russell Microcap index as of January 1, 2001, and that all dividends are reinvested.

COMPARISON OF

CUMULATIVE TOTAL RETURNS

The comparisons in the graph are required by the SEC. You should be careful about drawing any conclusions from the data contained in the graph, because past results do not necessarily indicate future performance. The information contained in this graph shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

ACCOUNTING MATTERS

CF & Co. has been selected again as our independent accountants for the year ending December 31, 2005. A representative of CF & Co. will attend the Annual Meeting and will have the opportunity to make a statement if he or she so desires. The CF & Co. representative will be available to respond to appropriate shareholder questions at that time.

Audit Fees

The aggregate fees billed by CF & Co. for professional services rendered for the audit of our annual financial statements, the reviews of the financial statements included in our Forms 10-QSB, and services normally provided in connection with statutory and regulatory filings for fiscal 2004 and 2003 were $142,718 and $115,415, respectively.

Tax Fees

The aggregate fees billed by CF & Co. for tax return preparation in fiscal 2004 and 2003 were $11,450 and $10,000, respectively.

Pre-Approval Policies and Procedures

Our Audit Committee pre-approval process requires that before an accountant is engaged to render audit or non-audit services, the engagement is approved by the Audit Committee. All of the non-audit related services, all of which were tax preparation services, were pre-approved by the Audit Committee.

DELIVERY OF DUPLICATE DOCUMENTS TO SHAREHOLDERS

Only one annual report (on Form 10-KSB) and Proxy Statement will be delivered to each household, including those with more than one shareholder, unless we receive contrary instructions from one or more of the multiple shareholders living in the same household. Upon written or oral request to Mr. Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, Little Elm, Texas 75068-0009 (972-294-1010), we shall promptly deliver to any shareholder at a shared address to which a single copy of either the Form 10-KSB annual report or Proxy Statement was delivered, a separate copy of either document. Shareholders receiving multiple copies of the Form 10-KSB or Proxy Statement who desire to receive only single copies should make such request, either orally or in writing, to Mr. Cowan as set forth above.

OTHER MATTERS

We do not anticipate that any other matters will be raised at the Annual Meeting. Management is not aware of any other matters that are to be presented at the Annual Meeting and has not been advised that other persons will present any such matters. However, if other matters properly come before the Annual Meeting, the individuals named in the accompanying proxy card shall vote on such matters in accordance with their best judgment.

LIMITED DISCRETIONARY AUTHORITY TO VOTE PROXIES

The proxy cards for the 2005 annual meeting grant the proxies the right to vote in their discretion on matters submitted to the shareholders where the Company did not receive written notice of any such proposal by June 29, 2005. No written notice of any proposal was received.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2006 ANNUAL MEETING

Any Common Stockholder of record of the Company, who desires to submit a proper proposal for inclusion in the proxy materials relating to the next Annual Meeting of shareholders, must do so in writing, addressed to the Secretary, Michele M. Larios, and the proposal must be received at the Company’s principal executive offices located at 511 Lobo Lane, Little Elm, Texas 75068-0009, by April 14, 2006. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Except in the case of proposals made in compliance with the proxy rules for inclusion in the Company’s Proxy Statement, shareholders desiring to bring any other business before the annual meeting in 2006, in accordance with the Company’s Amended and Restated Bylaws, must comply with certain procedures. Such proposals must be delivered to or mailed and received by the Company 45 days before the month and day of the mailing date of the Proxy Statement for the 2005 Annual Meeting (June 28, 2006). Such notice should be addressed to Michele M. Larios, Secretary, and should set forth, as to each matter the shareholder proposes to bring before the annual meeting, the following information: a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; b) the name and address of the shareholder; c) the number of shares beneficially owned by the shareholder; and d) any material interest of the shareholder in such business.

The deadline for timely submitting shareholder proposals for consideration at next year’s annual meeting is June 28, 2006. Proposals received after this date will be considered untimely and may not, in the Board of Directors discretion, be addressed at the next annual meeting. In the event the Board of Directors decides to substantially alter the date of the 2006 annual meeting, the proper deadlines for submission of shareholder proposals will be published in a Form 10-Q.

Proxies for the 2005 annual meeting will be voted on matters that are submitted to a vote of the shareholders at the discretion of the Proxies for matters that the Company did not have notice of before June 29, 2005. No proposals have been submitted.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD IN 2006

Nominations for the election of Directors may be made by shareholders entitled to vote generally in the election of Directors. In the discretion of the Nominating Committee, the committee may solicit nominations from the shareholders. In addition, a shareholder may nominate a person, on their own initiative, for consideration for recommendation by the Board to the shareholders in our Proxy Statement for the 2006 annual meeting. To make such a nomination, a shareholder should deliver written notice of such shareholder’s nomination, either by personal delivery or by registered or certified United States mail, postage prepaid, to Michele M. Larios, the Secretary of the Company, by April 14, 2006. Such nomination shall set forth:

1.	The name and address of the shareholder making the nomination and of the person to be nominated;

2.	A representation that the shareholder is a holder of record of Common Stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting;

3.	A description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is being made by the shareholder;

4.	Such other information regarding the nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the then current proxy rules of the SEC; and

5.	The consent of the nominee to serve as a Director if so recommended by the Board and duly elected at the annual meeting by the shareholders.

We evaluate Director nominees recommended by shareholders in the same manner in which we evaluate other Director nominees. Please see CORPORATE GOVERNANCE-Nominating Committee for a description of the consideration given to shareholder recommended nominees.

The Nominating Committee considers nominees recommended by the Board, Management, and the shareholders. Furthermore, the committee is empowered, when necessary in its judgment, to retain and compensate third party search firms to assist in identifying or evaluating potential nominees.

ANNUAL REPORT ON FORM 10-KSB

The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, has been previously distributed to all stockholders. The Annual Report on Form 10-KSB is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting material. The Company will provide, without charge, to each person solicited, upon the written request of any such person, a copy of our annual report on Form 10-KSB, including the financial statements and the financial statement schedules, required to be filed with the SEC pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the most recent fiscal year. Such requests should be submitted to Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009.

INCORPORATION OF DOCUMENTS BY REFERENCE

The Company’s 1999 Stock Option Plan and the First Amendment to the Company’s 1999 Stock Option Plan are incorporated herein by reference to the Company’s Form 10-SB filed on June 23, 2000, and Form 10-KSB filed on March 31, 2003, respectively. The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request, a copy of these documents incorporated herein by reference. Such requests should be submitted to Mr. Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, Little Elm, Texas 75068-0009. The telephone number is 972-294-1010.

Appendix

PROXY FOR COMMON STOCK

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on September 16, 2005, at 10:00 a.m., central standard time, at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068 (the “Annual Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned as of the close of business on July 15, 2005, at the Annual Meeting of shareholders or any adjournment or postponement thereof.

At the Annual Meeting, the holders of Common Stock shall vote on the Board of Directors’ proposed slate of Class 1 Directors.

The matters to be voted on are not related to or conditioned on the approval of other matters.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

RETRACTABLE TECHNOLOGIES, INC.

September 16, 2005

COMMON STOCK

Please date, sign, and mail your proxy card in the envelope provided as soon as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF CLASS 1 DIRECTORS. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF FOUR CLASS 1 DIRECTORS:

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
[ ]	[ ]	[ ]

NOMINEES:	o PATTI S. KING
o RUSSELL B. KUHLMAN
o MARCO LATERZA
o JIMMIE SHIU

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED “FOR ALL NOMINEES.” IF THE PROXY IS EXECUTED IN SUCH A MANNER SO AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE, IT SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR SUCH NOMINEE.

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said proxies and their substitutes may do by virtue hereof.

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. [    ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [    ]

Signature of Stockholder	Date

Signature of Stockholder	Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.